Exhibit 99.2

EXECUTION VERSION

SECOND AMENDMENT TO THE CREDIT AGREEMENT

$258,050,000 TRANCHE B TERM FACILITY

among

LIN TELEVISION CORPORATION
as Borrower,

THE LENDERS PARTY HERETO,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

J.P. MORGAN SECURITIES LLC,
as Sole Arranger and Sole Bookrunner

SECOND AMENDMENT TO THE CREDIT AGREEMENT

SECOND AMENDMENT, dated as of December 24, 2012 (this “Amendment”), to the Credit Agreement, dated as of October 26, 2011 (as amended by the First Amendment thereto, dated as of December 19, 2011, and as further amended, modified, restated and supplemented from time to time, including pursuant to the Incremental Term Loan Activation Notice dated December 21, 2011, the “Credit Agreement”), among LIN TELEVISION CORPORATION, a Delaware corporation, the several Lenders from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as an issuing lender and as swingline lender, DEUTSCHE BANK SECURITIES INC. and WELLS FARGO BANK, N.A., as co-syndication agents, SUNTRUST BANK, BANK OF AMERICA, N.A. and U.S. BANK, N.A., as co-documentation agents, and J.P. MORGAN SECURITIES LLC, DEUTSCHE BANK SECURITIES INC., WELLS FARGO SECURITIES, LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, SUNTRUST ROBINSON HUMPHREY, INC. and U.S. BANK, N.A., as co-lead arrangers and joint bookrunners.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as more fully described herein to, among other things, (i) amend the Tranche B Term Facility (as so amended, the “Replacement Tranche B Term Facility”) by obtaining Replacement Tranche B Term Loan Commitments (as defined in Section 2(a) of this Amendment) and having existing Tranche B Term Loans continued as provided herein and (ii) extend the Revolving Credit Termination Date;

WHEREAS, the loans under the Replacement Tranche B Term Facility (the Replacement Tranche B Term Loans, as further defined below) will replace and refinance the currently outstanding Tranche B Term Loans and, except as otherwise provided herein (including in Exhibit A hereto), the Replacement Tranche B Term Loans will have the same terms as the Tranche B Term Loans currently outstanding under the Credit Agreement;

WHEREAS, each existing Tranche B Term Lender that executes and delivers a signature page to this Amendment (a “Lender Addendum”) and in connection therewith agrees to continue all of its outstanding Tranche B Term Loans (or such lesser amount thereof notified to such Lender by the Administrative Agent (with the consent of the Borrower) prior to the Second Amendment Effective Date (as defined below)) as Replacement Tranche B Term Loans (such continued Tranche B Term Loans, the “Continued Tranche B Term Loans”, and such Lenders, collectively, the “Continuing Tranche B Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Tranche B Term Loans (such existing Tranche B Term Loans, the “Existing Tranche B Term Loans”, and the Lenders of such Existing Tranche B Term Loans, collectively, the “Existing Tranche B Term Lenders”) (or such lesser amount of such Existing Tranche B Term Loans notified to such Lender by the Administrative Agent (with the consent of the Borrower) prior to the Second Amendment Effective Date) outstanding on the Second Amendment Effective Date as Replacement Tranche B Term Loans in a principal amount equal to the aggregate principal amount of such Existing Tranche B Term Loans so continued.  For the avoidance of doubt, the Administrative Agent (with the consent of the Borrower) has the right to accept less than the entire outstanding amount of the Existing Tranche B Term Loans as Continued Tranche B Term Loans (and any amount not accepted will be repaid on the Second Amendment Effective Date).  The Administrative Agent shall notify each applicable Continuing Tranche B Term Lender if less than all of such Lender’s Existing Tranche B Term Loans will become Continued Tranche B Term Loans prior to the Second Amendment Effective Date. Existing Tranche B Term Lenders which do not become Continuing Tranche B Term Lenders as contemplated by this recital shall not otherwise be permitted to become New Tranche B Term Lenders (as defined below);

WHEREAS, subject to the preceding recital, each Person (other than a Continuing Tranche B Term Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees in connection therewith to make New Tranche B Term Loans (collectively, the “New Tranche B Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) commit to make New Tranche B Term Loans to the Borrower on the Second Amendment Effective Date (the “New Tranche B Term Loans” and together with the Continued Tranche B Term Loans, the “Replacement Tranche B Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent (with the consent of the Borrower) and notified to such New Tranche B Term Lender.   The proceeds of the New Tranche B Term Loans will be used by the Borrower to refinance in accordance with this Amendment the outstanding principal amount of the Existing Tranche B Term Loans that are not continued as Replacement Tranche B Term Loans by Continuing Tranche B Term Lenders.  At the option of the Administrative Agent with the consent of the Borrower, the New Tranche B Term Loans may be made, to the extent of the amount thereof to be used to refinance in accordance with this Amendment the Existing Tranche B Term Loans that are not so continued, by the replacement of such Existing Tranche B Term Lenders pursuant to subsection 2.20(c) of the Credit Agreement and the continuation of such Existing Tranche B Term Loans as Continued Tranche B Term Loans by the replacement Lender;

WHEREAS, each Revolving Credit Lender and Tranche A Term Lender that executes and delivers a Lender Addendum solely in its capacity as a Revolving Credit Lender or Tranche A Term Lender, as the case may be, will thereby agree to the terms of this Amendment but will not thereby agree to have made any commitment to make Replacement Tranche B Term Loans;

WHEREAS, the Continuing Tranche B Term Lenders and the New Tranche B Term Lenders (collectively, the “Replacement Tranche B Term Lenders”) are severally willing to continue their Existing Tranche B Term Loans as Continued Tranche B Term Loans and/or to make New Tranche B Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, subsection 10.1 of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent and the

Replacement Tranche B Term Lenders, and to refinance the Tranche B Term Loans with the proceeds of the Replacement Tranche B Term Loans, which are Replacement Term Loans (as defined in such subsection);

WHEREAS, the Borrower has requested other amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments. The Credit Agreement is hereby amended in its entirety as of the Second Amendment Effective Date (as defined below) as set forth in, and to read as set forth in, the Credit Agreement (including the exhibits and schedules thereto) attached hereto as Exhibit A.

2.             Replacement Tranche B Term Loans. (a) Subject to the terms and conditions set forth herein (i) each Continuing Tranche B Term Lender agrees to continue all of its Existing Tranche B Term Loans (or such lesser amount thereof as notified to such Lender by the Administrative Agent (with the consent of the Borrower) prior to the Second Amendment Effective Date) as a Continued Tranche B Term Loan on the date requested by the Borrower to be the Second Amendment Effective Date in a principal amount equal to the principal amount of such Existing Tranche B Term Loans (or such lesser amount thereof as notified to such Lender by the Administrative Agent (with the consent of the Borrower) prior to the Amendment Effective Date) and (ii) each New Tranche B Term Lender agrees to make a New Tranche B Term Loan on such date to the Borrower in a principal amount equal to such New Tranche B Term Lender’s Replacement Tranche B Term Loan Commitment (as defined below).  For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and a New Tranche B Term Lender as of the Second Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Second Amendment Effective Date, a Lender Addendum in its capacity as a New Tranche B Term Lender.  The Borrower shall give notice to the Administrative Agent of the proposed Second Amendment Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each Tranche B Term Lender and each New Tranche B Term Lender thereof.  For the avoidance of doubt, the Existing Tranche B Term Loans of a Continuing Tranche B Term Lender must be continued in whole and may not be continued in part unless approved by the Administrative Agent (with the consent of the Borrower).

(b) Each New Tranche B Term Lender will make its New Tranche B Term Loan on the Second Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.2 of the Credit Agreement, an amount equal to its Replacement Tranche B Term Loan Commitment.  The “Replacement Tranche B Term Loan Commitment” (i) of any Continuing Tranche B Term Lender will be the amount of its Existing Tranche B Term Loans to be continued as an equal amount of Continued Tranche B Term

Loans (or such lesser amount as notified to such Lender by the Administrative Agent (with the consent of the Borrower) prior to the Second Amendment Effective Date) and (ii) of any New Tranche B Term Lender (which Lender also may be a Continuing Tranche B Term Lender with respect to its Continued Tranche B Term Loans) will be such amount (not exceeding any commitment offered by such New Tranche B Term Lender) allocated to it by the Administrative Agent (with the consent of the Borrower) and notified to it on or prior to the Second Amendment Effective Date.  The commitments of the New Tranche B Term Lenders and the continuation undertakings of the Continuing Tranche B Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Replacement Tranche B Term Loan.  The Replacement Tranche B Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by subsections 2.2 and 2.10 of the Credit Agreement.  The initial Interest Period for the Replacement Tranche B Term Loans shall begin on the Second Amendment Effective Date and end on the last day of the Interest Period then in effect for the Existing Tranche B Term Loans and, upon the Second Amendment Effective Date, the interest rate applicable to the Replacement Tranche B Term Loans for the remainder of the Interest Period then in effect shall be the interest rate, as modified by this Amendment, applicable to the Existing Tranche B Term Loans for such Interest Period. The Borrower shall not be required to make any payments to Continuing Tranche B Term Lenders under subsection 2.18 of the Credit Agreement in respect of the continuation of Existing Tranche B Term Loans on the Second Amendment Effective Date as Replacement Tranche B Term Loans.  The Lenders that are replaced pursuant to subsection 2.20 of the Credit Agreement in connection with the making of New Tranche B Term Loans shall be entitled to the benefits of subsection 2.18 of the Credit Agreement with respect thereto.

(c) The obligation of each New Tranche B Term Lender to make or acquire by continuation Replacement Tranche B Term Loans on the Second Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 3 of this Amendment.

(d) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “Tranche B Term Loans” shall be deemed a reference to the Replacement Tranche B Term Loans contemplated hereby, except as the context may otherwise require.  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Tranche B Term Lender in respect of such Lender’s Existing Tranche B Term Loans.

(e) The continuation of Continued Tranche B Term Loans and the making of New Tranche B Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, acting in consultation with the Borrower, including by repayment of Continued Tranche B Term Loans of a Continuing Tranche B Term Lender followed by a subsequent assignment to it of Replacement Tranche B Term Loans in the same amount (or such lesser amount (not exceeding, in the case of any New Tranche B Term Lender, any commitment offered by such New Tranche B Term Lender) as notified to such Lender by the Administrative Agent (with the consent of the Borrower) prior to the Second Amendment Effective Date).

(f) The Existing Tranche B Term Loans which are not continued as Continued Tranche B Term Loans will be repaid on the Second Amendment Effective Date.

3.             Effective Date.  This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Second Amendment Effective Date”):

(a)           The Administrative Agent shall have duly executed a counterpart of this Amendment and received (i) a counterpart of this Amendment executed by the Borrower and (ii) Lender Addenda executed by (x) the Replacement Tranche B Term Lenders, (y) each Revolving Credit Lender that has agreed to the terms of the Amendment and the Credit Agreement as amended thereby and (z) the Required Lenders.

(b)           The Borrower and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Security Documents.

(c)           The Lenders, the Administrative Agent and the Sole Arranger with respect to the Replacement Tranche B Term Facility shall have received all fees required to be paid, and all expenses required to be paid, in connection with this Amendment for which invoices have been presented not less than two Business Days prior to the Second Amendment Effective Date.

Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole New Tranche B Term Lender for purposes of facilitating funding on the Second Amendment Effective Date.  Accordingly, any Lender Addendum submitted by or on behalf of a New Tranche B Term Lender other than such fronting lender will be deemed ineffective unless accepted by the Administrative Agent in its sole discretion.

4.             Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.             Representations and Warranties.  The Borrower hereby represents that as of the Second Amendment Effective Date and after giving effect to the amendments to the Credit Agreement provided by this Amendment: (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date); and (ii) no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

6.             Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby (including pursuant to Section 1 hereof), the provisions of the Credit Agreement are and shall remain in full force and effect.

7.             Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic (‘.pdf”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

8.             Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.             Integration.  This Amendment and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LIN TELEVISION CORPORATION

By
Name:
Title:

[LIN Second Amendment — Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By
Name:
Title:

[LIN Second Amendment — Signature Page]

LENDER ADDENDUM TO THE
SECOND AMENDMENT TO THE LIN TELEVISION CORPORATION
CREDIT AGREEMENT
DATED AS OF OCTOBER 26, 2011, AS AMENDED

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of October 26, 2011, as amended by the First Amendment dated as of December 19, 2011 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), the lending and other financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent (with the consent of the Borrower) prior to the Second Amendment Effective Date) as Continued Tranche B Term Loans on the Second Amendment Effective Date in the amount of its Replacement Tranche B Term Loan Commitment.

Name of Institution:

Executing as a Continuing Tranche B Term Lender:

by
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Existing Tranche B Term Loans

LENDER ADDENDUM TO THE
SECOND AMENDMENT TO THE LIN TELEVISION CORPORATION
CREDIT AGREEMENT
DATED AS OF OCTOBER 26, 2011, AS AMENDED

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of October 26, 2011, as amended by the First Amendment dated as of December 19, 2011 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), the lending and other financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a New Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund New Tranche B Term Loans on the Second Amendment Effective Date in the amount of such New Tranche B Term Lender’s Replacement Tranche B Term Loan Commitment.

Name of Institution:

Executing as a New Tranche B Term Lender:

by
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

Replacement Tranche B Term Loan Commitment:

$ (1)

(1)  Final allocation is determined by the Administrative Agent and the Borrower.

LENDER ADDENDUM TO THE
SECOND AMENDMENT TO THE LIN TELEVISION CORPORATION
CREDIT AGREEMENT
DATED AS OF OCTOBER 26, 2011, AS AMENDED

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the Credit Agreement dated as of October 26, 2011, as amended by the First Amendment dated as of December 19, 2011 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), the lending and other financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Revolving Credit Lender or a Tranche A Term Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:

Executing as a Revolving Credit Lender:

by
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

Executing as a Tranche A Term Lender:

by
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title: